UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2023

Computer Programs and Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 St. Emanuel Street, Mobile, Alabama	36602
(Address of Principal Executive Offices)	(Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 16, 2023, Computer Programs and Systems, Inc., a Delaware corporation (“CPSI”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among CPSI, Viewgol, LLC, a Delaware limited liability company (“Viewgol”), VG Sellers, Inc., a Delaware corporation (“Seller”), Travis Douglas Huffman, Kristen Closson and Harry Hopkins (each a “Shareholder”, and collectively, the “Shareholders”, and together with the Seller, the “Seller Parties”). The Transaction (hereinafter defined) also closed on October 16, 2023. CPSI purchased from Seller all of the issued and outstanding membership interests of Viewgol (the “Transaction”), with Viewgol becoming a wholly-owned subsidiary of CPSI. Viewgol has one wholly-owned subsidiary, Viewgol Healthcare Technologies India Private Limited (“Viewgol India” and, together with Viewgol, the “Company Group”).

The Purchase Agreement provides for an aggregate purchase price (the “Purchase Price”) of $36,000,000, subject to adjustments based on working capital, cash, indebtedness and transaction expenses of Viewgol, plus (i) a potential earnout payment of up to $21,500,000 based on the Viewgol business achieving EBITDA of $6 million or more during fiscal year 2024 (the “EBITDA Earnout Amount”), and (ii) a potential earnout payment of up to $10,000,000 based on the number of productive agents the Viewgol business hires in India in fiscal year 2024 (the “Off-Shore Earnout Amount” and, together with the EBITDA Earnout Amount, the “Earnout Amounts”). Subject to the Earnout Amounts becoming final and binding in accordance with the Purchase Agreement, any Earnout Amount will be paid in the second quarter of 2025. The Purchase Price is subject to a post-closing true-up. As an inducement to CPSI entering into the Purchase Agreement, Viewgol entered into employment agreements, effective as of the closing, with certain of its key employees.

The Purchase Agreement also contains customary representations, warranties and covenants. CPSI has obtained a buy-side representations and warranties insurance policy to cover certain potential claims from breaches of certain of the representations and warranties made by the Seller Parties in the Purchase Agreement. In connection with the Purchase Agreement, the Shareholders entered into Restricted Covenant Agreements which contain a five-year noncompetition covenant and a five-year non-solicitation covenant that prohibits the Shareholders from soliciting CPSI employees, both subject to certain exceptions.

The Seller Parties have agreed to indemnify CPSI on a several basis for certain breaches of representations, warranties and covenants, certain pre-closing taxes and certain other enumerated items, limited to such Seller Party’s cash proceeds actually received, directly or indirectly. CPSI has agreed to indemnify the Sellers for certain breaches of representations, warranties and covenants.

In connection with the closing of the Transaction, CPSI made a draw of $41 million on its existing senior secured revolving credit facility. A portion of the proceeds from such draw, together with available cash on hand, was used by CPSI to make the various required payments at the Closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been included as an exhibit to provide investors with information regarding its terms. It is not intended to provide any other factual information about CPSI, the Company Group or any of their respective affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to that agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to that agreement; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CPSI, the Company Group or any of their respective affiliates.

Item 7.01.	Regulation FD Disclosure.

On October 16, 2023, CPSI issued a press release announcing the execution of the Purchase Agreement and the closing of the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The required financial statements for the transaction described in Item 1.01 above will be filed under cover of a Form 8-K/A no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information:

The required pro forma financial information for the transaction described in Item 1.01 above will be filed under cover of a Form 8-K/A no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Securities Purchase Agreement, dated October 16, 2023, by and among Computer Programs and Systems, Inc., a Delaware corporation, Viewgol, LLC, a Delaware limited liability company, VG Sellers, Inc., a Delaware corporation, and Travis Douglas Huffman, Kristen Closson and Harry Hopkins.*

99.1	Press Release dated October 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. CPSI hereby agrees to furnish supplementally copies of any of the omitted documents to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.

Date: October 17, 2023	By:	/s/ Christopher Fowler
Christopher Fowler
President and Chief Executive Officer